Exhibit 99.1

FOR IMMEDIATE RELEASE

FirstMerit Corporation
Analysts: Thomas O’Malley/Investor Relations Officer
Phone: 330.384.7109
Media Contact: Robert Townsend/Media Relations Officer
Phone: 330.384.7075
FirstMerit Reports Fourth Quarter 2012 EPS of $0.35 Per Share
Quarterly Highlights include:

•	Sustained profitability: 55th consecutive quarter of profitability.

•	Continued organic growth: Average commercial noncovered loan growth of $156.8 million, or 2.88%, from prior quarter; average core deposit growth of $109.1 million, or 1.08%, from prior quarter.

•
Superior credit quality: Nonperforming assets as a percent of noncovered period end loans plus other real estate declined to 0.57% from 0.77% in the prior quarter; net charge-offs to noncovered average loans decreased to 0.34% from 0.72% in the prior quarter.

•	Strong balance sheet: Strong tangible common equity ratio at 8.16%.

Akron, Ohio (January 22, 2013) - FirstMerit Corporation (Nasdaq: FMER) reported fourth quarter 2012 net income of $38.2 million, or $0.35 per diluted share. This compares with $35.0 million, or $0.32 per diluted share, for the third quarter 2012 and $30.5 million, or $0.28 per diluted share, for the fourth quarter 2011. For the full year 2012, the Corporation reported net income of $134.1 million, or $1.22 per diluted share, compared with $119.6 million, or $1.10 per diluted share in 2011.

Returns on average common equity (“ROE”) and average assets (“ROA”) for the fourth quarter 2012 were 9.30% and 1.03%, respectively, compared with 8.60% and 0.94%, respectively, for the third quarter 2012 and 7.70% and 0.83% for the fourth quarter 2011.

    “Our ongoing commitment to sound banking fundamentals is reflected in our strong fourth quarter results. While the low-interest rate environment and slow economic recovery continue to challenge the banking industry, I am pleased to report that FirstMerit again performed well and grew our business. Reflecting this organic growth, total commercial loan production for the fourth quarter was up 65% over the year-ago quarter. Our strong asset quality continued to improve, with net charge-offs decreasing to 0.34% of average noncovered loans,” said Paul G. Greig, chairman, president and CEO, FirstMerit Corporation.

“We continued to make progress on our efficiency initiative. In the fourth quarter, excluding costs related to the Citizens transaction and our investment portfolio repositioning, expenses came in below our target of $110 million. Our performance in the quarter demonstrates the financial strength and stability we look to bring to Michigan and Wisconsin once we receive regulatory and shareholder approval of our announced acquisition of Flint-based Citizens Republic Bancorp,” Greig said.

FirstMerit Corporation Reports Fourth Quarter 2012 EPS Results

Net interest margin was 3.58% for the fourth quarter 2012 compared with 3.66% for the third quarter 2012 and 3.85% for the fourth quarter 2011. Despite the Corporation's continued success in reducing deposit costs in the quarter through an improved mix of core deposits, downward pressure on earning asset yields were responsible for a compression in the net interest margin of 8 basis points compared with the third quarter of 2012.

Average noncovered loans during the fourth quarter 2012 increased $258.7 million, or 3.16%, compared with the third quarter 2012 and also increased $770.3 million, or 10.04%, compared with the fourth quarter 2011. Average noncovered commercial loans increased $156.8 million, or 2.88%, compared with the prior quarter, and increased $551.0 million, or 10.91%, compared with the year ago quarter.

Average deposits were $11.6 billion during the fourth quarter 2012, an increase of $3.2 million, or 0.03%, compared with the third quarter 2012, and an increase of $178.5 million, or 1.56%, compared with the fourth quarter 2011. During the fourth quarter 2012, average core deposits, which exclude time deposits, increased $109.1 million, or 1.08%, compared with the third quarter 2012 and $598.6 million, or 6.25%, compared with the fourth quarter 2011. Average time deposits decreased $105.9 million, or 6.93%, and decreased $420.1 million, or 22.80%, respectively, over prior and year-ago quarters. The Corporation continues to emphasize growth in lower cost deposit products and decrease its reliance on certificates of deposit accounts to support balance sheet growth. For the fourth quarter 2012, average core deposits accounted for 87.73% of total average deposits, compared with 86.82% for the third quarter 2012 and 83.86% for the fourth quarter 2011.

Average investments decreased $6.8 million, or 0.18%, compared with the third quarter 2012 and increased $206.3 million, or 5.93% compared with the fourth quarter 2011.

Net interest income on a fully tax-equivalent (“FTE”) basis was $119.1 million in the fourth quarter 2012 compared with $120.7 million in the third quarter 2012 and $123.6 million in the fourth quarter 2011.

Noninterest income, excluding gains on securities transactions of $2.4 million, for the fourth quarter 2012 was $59.2 million, an increase of $4.9 million, or 8.93%, from the third quarter 2012 and an increase of $5.3 million, or 9.79%, from the fourth quarter 2011. The increase in noninterest income in the fourth quarter of 2012 was mainly attributable to a $5.0 million gain on covered loans paid in full.

Other income, net of $2.4 million in securities gains, as a percentage of net revenue for the fourth quarter 2012 was 33.21% compared with 31.05% for third quarter 2012 and 30.38% for the fourth quarter 2011. Net revenue is defined as net interest income, on an FTE basis, plus other income, less gains from securities sales.

Noninterest expense for the fourth quarter 2012 was $112.2 million, an increase of $3.6 million, or 3.31%, from the third quarter 2012 and a decrease of $11.7 million, or 9.44%, from the fourth quarter 2011. Included in noninterest expense in the fourth quarter of 2012 were professional and legal fees of $1.0 million associated with the proposed acquisition of Citizens as well as $2.3 million of fees related to the early termination of Federal Home Loan Bank advances. FDIC expense decreased $3.4 million from the prior year ago quarter. Included in noninterest expense in the fourth quarter of 2011 was $4.9 million of fees related to the early termination of repurchase agreements and Federal Home Loan Bank advances as part of the Corporation's investment portfolio repositioning strategy and $1.3 million of expense related to an increase in the liability associated with the sale of the Corporation's Visa Class B shares in 2008.

During the fourth quarter 2012, the Corporation reported an efficiency ratio of 62.65%, compared with 61.75% for the third quarter 2012 and 69.46% for the fourth quarter 2011.

FirstMerit Corporation Reports Fourth Quarter 2012 EPS Results

Net noncovered charge-offs totaled $7.1 million, or 0.34% of average noncovered loans in the fourth quarter 2012, compared with $14.9 million, or 0.72% of average noncovered loans, in the third quarter 2012 and $13.8 million, or 0.71% of average noncovered loans, in the fourth quarter 2011. As a result of guidance from the Office of the Comptroller of the Currency ("OCC"), during the third quarter of 2012, $10.6 million of consumer loans were identified as troubled debt restructurings whereby the borrower's obligation to the Corporation has been discharged in bankruptcy and the borrower had not reaffirmed the debt. These loans were reclassified from performing loans to nonaccrual status and consisted of $6.7 million of first mortgages, $1.0 million of junior liens and $2.9 million of automobile loans, and net loan charge-offs of $2.8 million were recognized in the third quarter of 2012.

Nonperforming assets totaled $50.2 million at December 31, 2012, a decrease of $13.8 million, or 21.59%, compared with September 30, 2012 and a decrease of $30.9 million, or 38.07%, compared with December 31, 2011. Nonperforming assets at December 31, 2012 represented 0.57% of period-end noncovered loans plus other real estate compared with 0.77% at September 30, 2012 and 1.04% at December 31, 2011.

The allowance for noncovered loan losses totaled $98.9 million at December 31, 2012. At December 31, 2012, the allowance for noncovered loan losses was 1.13% of period-end noncovered loans compared with 1.19% at September 30, 2012 and 1.39% at December 31, 2011. The allowance for credit losses is the sum of the allowance for noncovered loan losses and the reserve for unfunded lending commitments. For comparative purposes, the allowance for credit losses was 1.20% of period end noncovered loans at December 31, 2012, compared with 1.26% at September 30, 2012 and 1.47% at December 31, 2011. The allowance for credit losses to nonperforming loans was 284.50% at December 31, 2012, compared with 208.11% at September 30, 2012 and 176.50% at December 31, 2011.

The Corporation’s total assets at December 31, 2012 were $14.9 billion, an increase of $284.2 million, or 1.94%, compared with September 30, 2012 and an increase of $471.3 million, or 3.26%, compared with December 31, 2011.

Total deposits were $11.8 billion at December 31, 2012, an increase of $227.0 million, or 1.97%, from September 30, 2012 and an increase of $327.8 million, or 2.87%, from December 31, 2011. Core deposits totaled $10.4 billion at December 31, 2012, an increase of $328.7 million, or 3.27%, from September 30, 2012 and an increase of $695.6 million, or 7.18%, from December 31, 2011.

Shareholders’ equity was $1.6 billion at December 31, 2012, September 30, 2012, and December 31, 2011. The Corporation maintained a strong capital position as tangible common equity to assets was 8.16% at December 31, 2012, compared with 8.18% at September 30, 2012 and 7.86% at December 31, 2011. The common cash dividend per share paid in the fourth quarter 2012 was $0.16.

Fourth Quarter 2012 Conference Call
FirstMerit (Nasdaq: FMER) senior management will host an earnings conference call today at 11:00 a.m. (Eastern Time) to provide an overview of fourth quarter results and highlights. To participate in the conference call, please dial (888) 693-3477 ten minutes before start time and provide the reservation number: 87347317. A replay of the conference call will be available at approximately 2:00 p.m. (Eastern Time) on January 22, 2013 through February 5, 2013 by dialing (855) 859-2056, and entering the PIN: 87347317. The Corporation will provide a slide presentation, which management will speak to during the conference call. A copy of the presentation will be available at https://www.firstmerit.com/personal/investors.aspx; click on the Presentations link to access the slide presentation.

FirstMerit Corporation Reports Fourth Quarter 2012 EPS Results

About FirstMerit Corporation
FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of $14.9 billion as of December 31, 2012 and 196 banking offices and 203 ATM locations in Ohio, Western Pennsylvania, and Chicago areas. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal wholly-owned subsidiaries include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation, FirstMerit Title Agency, Ltd., and FirstMerit Community Development Corporation.

Subsequent Events
The Corporation is required under generally accepted accounting principles to evaluate subsequent events through the filing of the its consolidated financial statements for the year ended December 31, 2012 on Form 10-K. As a result, the Corporation will continue to evaluate the impact of any subsequent events on critical accounting assumptions and estimates made as of December 31, 2012 and will adjust amounts preliminarily reported, if necessary.

Forward-Looking Statements
This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Corporation, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Corporation’s business, competitive pressures, changes in accounting, tax or regulatory practices or requirements, the Corporation's ability to successfully complete the proposed acquisition of Citizens, and those risk factors detailed in the Corporation’s periodic reports and registration statements filed with the Securities and Exchange Commission. The Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.

Additional Information and Where to Find It
This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between FirstMerit and Citizens, FirstMerit has filed with the U.S. Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that includes a preliminary joint proxy statement of FirstMerit and Citizens that also constitutes a prospectus of FirstMerit. FirstMerit and Citizens will deliver the definitive joint proxy statement/prospectus to their respective shareholders. FirstMerit and Citizens urge investors and shareholders to read the preliminary joint proxy statement/prospectus regarding the proposed merger and the definitive joint proxy statement/prospectus when it becomes available, as well as other documents filed with the SEC, because they will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov). You may also obtain these documents, free of charge, from FirstMerit's website (www.firstmerit.com) under the heading “Investors” and then under the heading “Publications and Filings.” You may also obtain these documents, free of charge, from Citizens' website (www.citizensbanking.com) under the tab “Investors” and then under the heading “Financial Documents” and then under the heading “SEC Filings.”

FirstMerit Corporation Reports Fourth Quarter 2012 EPS Results

Participants in the Merger Solicitation
FirstMerit, Citizens, and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from FirstMerit and Citizens shareholders in favor of the merger and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of FirstMerit and Citizens shareholders in connection with the proposed merger are set forth in the preliminary joint proxy statement/prospectus. You can find information about FirstMerit's executive officers and directors in its definitive proxy statement filed with the SEC on March 8, 2012. You can find information about Citizens' executive officers and directors in its definitive proxy statement filed with the SEC on March 12, 2012. Additional information about FirstMerit's executive officers and directors and Citizens' executive officers and directors can be found in the above-referenced Registration Statement on Form S-4. You can obtain free copies of these documents from FirstMerit and Citizens using the contact information above.

FirstMerit Corporation Reports Fourth Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
Consolidated Financial Highlights
(Unaudited)			Quarters
(Dollars in thousands, except per share amounts)	2012	2012	2012	2012	2011
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
EARNINGS
Net interest income FTE (a)	$119,130	$120,741	$121,689	$121,428	$123,598
Provision for noncovered loan losses	7,116	9,965	8,766	8,129	12,275
Provision for covered loan losses	5,146	6,214	3,430	5,932	2,773
Other income	61,652	54,925	55,301	51,726	59,737
Other expenses	112,181	108,587	119,077	113,768	123,874
FTE adjustment (a)	2,900	2,851	2,766	2,641	2,632
Net income	38,224	34,953	30,585	30,344	30,496
Diluted EPS	0.35	0.32	0.28	0.28	0.28
PERFORMANCE RATIOS
Return on average assets (ROA)	1.03%	0.94%	0.84%	0.84%	0.83%
Return on average common equity (ROE)	9.30%	8.60%	7.69%	7.72%	7.70%
Net interest margin FTE (a)	3.58%	3.66%	3.77%	3.78%	3.85%
Efficiency ratio	62.65%	61.75%	67.21%	65.52%	69.46%
Number of full-time equivalent employees	2,724	2,733	2,789	2,997	3,018
MARKET DATA
Book value per common share	$15.00	$14.82	$14.60	$14.51	$14.33
Period-end common share market value	14.19	14.71	16.51	16.86	15.13
Market as a % of book	95%	99%	113%	116%	106%
Cash dividends per common share	$0.16	$0.16	$0.16	$0.16	$0.16
Common stock dividend payout ratio	45.71%	50.00%	57.14%	57.14%	57.14%
Average basic common shares	109,652	109,645	109,562	109,211	109,249
Average diluted common shares	109,652	109,645	109,562	109,211	109,249
Period end common shares	109,649	109,653	109,641	109,187	109,251
Common shares repurchased	12	6	111	69	7
Common stock market capitalization	$1,555,919	$1,612,996	$1,810,173	$1,840,893	$1,652,968
ASSET QUALITY (excluding covered loans)
Gross charge-offs	$12,475	$20,999	$15,014	$17,417	$18,984
Net charge-offs	7,116	14,872	8,766	11,979	13,763
Allowance for noncovered loan losses	98,942	98,942	103,849	103,849	107,699
Reserve for unfunded lending commitments	5,433	5,760	5,666	5,410	6,373
Nonperforming assets (NPAs) (b)	50,224	64,055	61,080	67,933	81,094
Net charge-offs to average loans ratio (b)	0.34%	0.72%	0.44%	0.62%	0.71%
Allowance for noncovered loan losses to period-end loans (b)	1.13%	1.19%	1.28%	1.32%	1.39%
Allowance for credit losses to period-end loans (b)	1.20%	1.26%	1.35%	1.39%	1.47%
NPAs to loans and other real estate (b)	0.57%	0.77%	0.75%	0.86%	1.04%
Allowance for noncovered loan losses to nonperforming loans	269.69%	196.66%	222.44%	194.97%	166.64%
Allowance for credit losses to nonperforming loans	284.50%	208.11%	234.57%	205.13%	176.50%
CAPITAL & LIQUIDITY
Period-end tangible common equity to assets	8.16%	8.18%	8.01%	7.86%	7.86%
Average equity to assets	11.12%	10.97%	10.98%	10.91%	10.75%
Average equity to total loans (c)	17.37%	17.46%	17.57%	17.50%	17.40%
Average total loans to deposits (c)	81.21%	79.89%	78.78%	78.74%	79.12%
AVERAGE BALANCES
Assets	$14,702,215	$14,734,016	$14,558,514	$14,496,937	$14,623,441
Deposits	11,595,085	11,591,931	11,555,283	11,472,021	11,416,546
Loans, excluding acquired loans (c)	8,389,223	8,121,083	7,857,840	7,677,963	7,520,400
Acquired loans, including covered loans (c)	1,026,574	1,139,568	1,245,246	1,355,086	1,512,123
Earning assets	13,246,693	13,119,473	12,986,988	12,935,184	12,747,868
Shareholders' equity	1,635,275	1,616,569	1,599,187	1,581,009	1,572,061
ENDING BALANCES
Assets	$14,913,012	$14,628,843	$14,621,344	$14,670,818	$14,441,702
Deposits	11,759,425	11,532,426	11,615,841	11,648,165	11,431,609
Loans, excluding acquired loans (c)	8,677,501	8,260,426	8,031,998	7,764,058	7,635,776
Acquired loans, including covered loans (c)	959,549	1,099,052	1,187,203	1,306,165	1,404,644
Goodwill	460,044	460,044	460,044	460,044	460,044
Intangible assets	6,373	6,817	7,274	7,756	8,239
Earning assets	13,472,067	13,219,301	13,212,071	13,318,202	13,011,267
Total shareholders' equity	1,645,202	1,624,704	1,600,815	1,584,105	1,565,953
NOTES:
(a) - Net interest income on a fully tax-equivalent ("FTE") basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis is not an accounting principle generally accepted in the United States of America.
(b) - Covered loans and other real estate from George Washington Savings Bank and Midwest Bank & Trust Company are excluded from the ratio of our allowance for loan and credit losses and NPAs. Nonperforming assets at December 31, 2012 and September 30, 2012 include $7.7 million and $10.6 million, respectively, of loans resulting from consumer loans classified as troubled debt restructurings where the borrower's obligation to the Corporation has been restructured in bankruptcy.
(c) - Excludes loss share receivable of $113.7 million, $131.9 million, $152.6 million, $171.1 million and $205.7 million as of December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively.

FirstMerit Corporation Reports Fourth Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)	December 31,
(Unaudited, except December 31, 2011, which is derived from the audited financial statements)	2012	2011
ASSETS
Cash and due from banks	$244,223	$219,256
Interest-bearing deposits in banks	13,791	158,063
Total cash and cash equivalents	258,014	377,319
Investment securities:
Held-to-maturity	622,121	82,764
Available-for-sale	2,920,971	3,353,553
Other investments	140,717	140,726
Loans held for sale	23,683	30,077
Noncovered loans:
Commercial	5,866,489	5,107,747
Mortgage	445,211	413,664
Installment	1,328,258	1,263,665
Home equity	806,078	743,982
Credit card	146,387	146,356
Leases	139,236	73,530
Total noncovered loans	8,731,659	7,748,944
Allowance for noncovered loan losses	(98,942)	(107,699)
Net noncovered loans	8,632,717	7,641,245
Covered loans (includes loss share receivable of $113.7 million and $205.7 million at December 31, 2012 and 2011, respectively)	1,019,125	1,497,140
Allowance for covered loan losses	(43,255)	(36,417)
Net covered loans	975,870	1,460,723
Net loans	9,608,587	9,101,968
Premises and equipment, net	181,149	192,949
Goodwill	460,044	460,044
Intangible assets	6,373	8,239
Covered other real estate (includes loss share receivable of $.05 million and $1.3 million at December 31, 2012 and December 31, 2011, respectively)	59,855	54,505
Accrued interest receivable and other assets	631,498	639,558
Total assets	$14,913,012	$14,441,702
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing	$3,338,371	$3,030,225
Interest-bearing	1,287,674	1,062,896
Savings and money market accounts	5,758,123	5,595,409
Certificates and other time deposits	1,375,257	1,743,079
Total deposits	11,759,425	11,431,609
Federal funds purchased and securities sold under agreements to repurchase	1,104,525	866,265
Wholesale borrowings	136,883	203,462
Accrued taxes, expenses, and other liabilities	266,977	374,413
Total liabilities	13,267,810	12,875,749
Shareholders' equity:
Preferred stock, without par value:
authorized and unissued 7,000,000 shares	—	—
Preferred stock, Series A, without par value:
designated 800,000 shares; none outstanding	—	—
Convertible preferred stock, Series B, without par value:
designated 220,000 shares; none outstanding	—	—
Common stock, without par value; authorized 300,000,000 shares; issued: 2012 and 2011 - 115,121,731 shares	127,937	127,937
Capital surplus	475,979	479,882
Accumulated other comprehensive loss	(16,205)	(23,887)
Retained earnings	1,195,850	1,131,203
Treasury stock, at cost: 2012 - 5,472,915 shares; 2011 - 5,870,923 shares	(138,359)	(149,182)
Total shareholders' equity	1,645,202	1,565,953
Total liabilities and shareholders' equity	$14,913,012	$14,441,702

FirstMerit Corporation Reports Fourth Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
AVERAGE CONSOLIDATED BALANCE SHEETS
	Quarterly Periods
(Unaudited)	December 31,	September 30,	June 30,	March 31,	December 31,
(Dollars in thousands)	2012	2012	2012	2012	2011
ASSETS
Cash and due from banks	$238,366	$440,231	$410,533	$378,736	$621,899
Investment securities:
Held-to-maturity	620,154	337,685	127,769	90,664	89,166
Available-for-sale	2,925,938	3,215,203	3,429,411	3,459,439	3,231,195
Other investments	140,723	140,736	140,744	140,719	160,147
Loans held for sale	20,485	23,631	22,731	26,483	24,215
Noncovered loans:
Commercial	5,600,522	5,443,712	5,274,352	5,143,087	5,049,479
Residential Mortgage	443,542	437,123	431,752	421,648	405,329
Installment	1,331,131	1,293,054	1,263,013	1,261,122	1,267,952
Home equity	798,663	779,087	750,859	738,154	744,326
Credit card	145,050	143,948	142,311	143,794	145,560
Leases	125,300	88,583	78,862	73,644	61,267
Total noncovered loans	8,444,208	8,185,507	7,941,149	7,781,449	7,673,913
Covered loans and loss share receivable	1,095,185	1,216,711	1,325,184	1,436,430	1,569,232
Total loans	9,539,393	9,402,218	9,266,333	9,217,879	9,243,145
Less: allowance for loan losses	141,270	145,061	143,565	142,628	141,360
Net loans	9,398,123	9,257,157	9,122,768	9,075,251	9,101,785
Total earning assets	13,246,693	13,119,473	12,986,988	12,935,184	12,747,868
Premises and equipment, net	181,738	184,544	187,181	190,669	193,219
Accrued interest receivable and other assets	1,176,688	1,134,829	1,117,377	1,134,976	1,201,815
TOTAL ASSETS	$14,702,215	$14,734,016	$14,558,514	$14,496,937	$14,623,441
LIABILITIES
Deposits:
Noninterest-bearing	$3,306,444	$3,236,703	$3,144,183	$3,036,590	$3,013,543
Interest-bearing	1,122,796	1,080,841	1,060,771	1,066,132	991,456
Savings and money market accounts	5,743,599	5,746,210	5,732,007	5,675,052	5,569,213
Certificates and other time deposits	1,422,246	1,528,177	1,618,322	1,694,247	1,842,334
Total deposits	11,595,085	11,591,931	11,555,283	11,472,021	11,416,546
Federal funds purchased and securities sold under
agreements to repurchase	957,564	1,032,401	920,352	887,715	999,639
Wholesale borrowings	163,405	178,022	177,987	184,659	225,116
Total funds	12,716,054	12,802,354	12,653,622	12,544,395	12,641,301
Accrued taxes, expenses and other liabilities	350,886	315,093	305,705	371,533	410,079
Total liabilities	13,066,940	13,117,447	12,959,327	12,915,928	13,051,380
SHAREHOLDERS' EQUITY
Common stock	127,937	127,937	127,937	127,937	127,937
Capital surplus	474,532	472,820	473,650	481,856	479,257
Accumulated other comprehensive income (loss)	(17,666)	(14,627)	(18,363)	(19,862)	(15,198)
Retained earnings	1,188,641	1,168,649	1,156,324	1,140,953	1,129,392
Treasury stock	(138,169)	(138,210)	(140,361)	(149,875)	(149,327)
Total shareholders' equity	1,635,275	1,616,569	1,599,187	1,581,009	1,572,061
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$14,702,215	$14,734,016	$14,558,514	$14,496,937	$14,623,441

FirstMerit Corporation Reports Fourth Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBIDARIES
AVERAGE CONSOLIDATED BALANCE SHEETS
Fully Tax-equivalent Interest Rates and Interest Differential

	Three months ended			Three months ended
	December 31, 2012			December 31, 2011
(Unaudited)	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Cash and due from banks	$238,366			$621,899
Investment securities and federal funds sold:
U.S. treasury securities and U.S. government
agency obligations (taxable)	2,794,524	$16,767	2.39%	2,761,042	$19,028	2.73%
Obligations of states and political
subdivisions (tax exempt)	510,722	6,583	5.13%	403,405	5,568	5.48%
Other securities and federal funds sold	381,569	3,429	3.58%	316,061	2,406	3.02%
Total investment securities and federal
funds sold	3,686,815	26,779	2.89%	3,480,508	27,002	3.08%
Loans held for sale	20,485	199	3.86%	24,215	266	4.36%
Noncovered loans, covered loans and loss share
receivable	9,539,393	101,288	4.22%	9,243,145	107,612	4.62%
Total earning assets	13,246,693	128,266	3.85%	12,747,868	134,880	4.20%
Allowance for loan losses	(141,270)			(141,360)
Other assets	1,358,426			1,395,034
Total assets	$14,702,215			$14,623,441
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing	$3,306,444	—	—	$3,013,543	—	—
Interest-bearing	1,122,796	261	0.09%	991,456	237	0.09%
Savings and money market accounts	5,743,599	5,261	0.36%	5,569,213	5,998	0.43%
Certificates and other time deposits	1,422,246	2,287	0.64%	1,842,334	3,201	0.69%
Total deposits	11,595,085	7,809	0.27%	11,416,546	9,436	0.33%
Securities sold under agreements to repurchase	957,564	303	0.13%	999,639	512	0.20%
Wholesale borrowings	163,405	1,024	2.49%	225,116	1,334	2.35%
Total interest bearing liabilities	9,409,610	9,136	0.39%	9,627,758	11,282	0.46%
Other liabilities	350,886			410,079
Shareholders' equity	1,635,275			1,572,061
Total liabilities and shareholders' equity	$14,702,215			$14,623,441
Net yield on earning assets	$13,246,693	$119,130	3.58%	$12,747,868	$123,598	3.85%
Interest rate spread			3.47%			3.73%

Note: Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis.
Nonaccrual loans have been included in the average balances.

FirstMerit Corporation Reports Fourth Quarter 2012 EPS Results

FIRST MERIT CORPORATION AND SUBSIDARIES
AVERAGE CONSOLIDATED BALANCE SHEETS
Fully Tax-equivalent Interest Rates and Interest Differential

	Twelve months ended			Twelve months ended
	December 31, 2012			December 31, 2011
(Unaudited)	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Cash and due from banks	$366,815			$562,133
Investment securities and federal funds sold:
U.S. treasury securities and U.S. government
agency obligations (taxable)	2,825,283	$73,455	2.60%	2,869,664	$78,202	2.73%
Obligations of states and political
subdivisions (tax exempt)	483,582	25,034	5.18%	378,834	21,277	5.62%
Other securities and federal funds sold	383,420	11,575	3.02%	301,786	8,842	2.93%
Total investment securities and federal
funds sold	3,692,285	110,064	2.98%	3,550,284	108,321	3.05%
Loans held for sale	23,326	960	4.12%	22,467	1,045	4.65%
Noncovered loans, covered loans and loss share
receivable	9,357,080	410,818	4.39%	9,155,973	438,579	4.79%
Total earning assets	13,072,691	521,842	3.99%	12,728,724	547,945	4.30%
Allowance for loan losses	(143,131)			(139,414)
Other assets	1,324,252			1,343,887
Total assets	$14,620,627			$14,495,330
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Non-interest bearing	$3,181,475	—	—	$2,969,137	—	—
Interest bearing	1,082,740	987	0.09%	893,062	816	0.09%
Savings and money market accounts	5,724,330	20,563	0.36%	5,320,392	28,171	0.53%
Certificates and other time deposits	1,565,253	11,723	0.75%	2,229,910	20,003	0.90%
Total deposits	11,553,798	33,273	0.29%	11,412,501	48,990	0.43%
Securities sold under agreements to repurchase	949,756	1,157	0.12%	925,803	3,344	0.36%
Wholesale borrowings	175,989	4,423	2.51%	298,835	6,295	2.11%
Total interest bearing liabilities	9,498,068	38,853	0.41%	9,668,002	58,629	0.61%
Other liabilities	332,976			309,838
Shareholders' equity	1,608,108			1,548,353
Total liabilities and shareholders' equity	$14,620,627			$14,495,330
Net yield on earning assets	$13,072,691	$482,989	3.69%	$12,728,724	$489,316	3.84%
Interest rate spread			3.58%			3.70%
Note: Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis.
Nonaccrual loans have been included in the average balances.

FirstMerit Corporation Reports Fourth Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Unaudited)	Quarters ended		Twelve months ended
(Dollars in thousands except per share data)	December 31,		December 31,
	2012	2011	2012	2011
Interest income:
Loans and loans held for sale	$101,086	$107,516	$410,299	$438,393
Investment securities:
Taxable	20,196	21,434	85,030	87,044
Tax-exempt	4,084	3,298	15,354	12,819
Total investment securities interest	24,280	24,732	100,384	99,863
Total interest income	125,366	132,248	510,683	538,256
Interest expense:
Deposits:
Interest-bearing	261	237	987	816
Savings and money market accounts	5,261	5,998	20,563	28,171
Certificates and other time deposits	2,287	3,201	11,723	20,003
Securities sold under agreements to repurchase	303	512	1,157	3,344
Wholesale borrowings	1,024	1,334	4,423	6,295
Total interest expense	9,136	11,282	38,853	58,629
Net interest income	116,230	120,966	471,830	479,627
Provision for noncovered loan losses	7,116	12,275	33,976	54,035
Provision for covered loan losses	5,146	2,773	20,722	20,353
Net interest income after provision for loan losses	103,968	105,918	417,132	405,239
Other income:
Trust department income	5,662	5,413	23,143	22,396
Service charges on deposits	14,247	15,622	57,737	64,082
Credit card fees	11,167	10,182	43,569	49,539
ATM and other service fees	3,432	3,920	14,792	13,701
Bank owned life insurance income	3,067	3,381	12,140	14,820
Investment services and insurance	2,147	1,844	8,990	8,228
Investment securities gains, net	2,425	5,790	3,786	11,081
Loan sales and servicing income	7,946	5,102	27,031	14,205
Other operating income	11,559	8,483	32,416	26,705
Total other income	61,652	59,737	223,604	224,757
Other expenses:
Salaries, wages, pension and employee benefits	61,560	62,546	245,192	240,362
Net occupancy expense	7,114	7,270	31,754	32,414
Equipment expense	7,398	7,234	29,243	27,959
Stationery, supplies and postage	2,162	2,719	8,800	10,691
Bankcard, loan processing and other costs	9,260	7,948	34,195	32,226
Professional services	6,119	5,763	23,480	23,229
Amortization of intangibles	444	543	1,866	2,172
FDIC insurance expense	1,738	5,119	10,753	17,306
Other operating expense	16,386	24,732	68,330	77,986
Total other expenses	112,181	123,874	453,613	464,345
Income before income tax expense	53,439	41,781	187,123	165,651
Income tax expense	15,215	11,285	53,017	46,093
Net income	$38,224	$30,496	$134,106	$119,558
Other comprehensive income, net of taxes
Changes in unrealized securities' holding gains and losses	$(6,718)	$1,317	$4,154	$26,205
Reclassification for realized securities' gains	(1,576)	(3,764)	(2,461)	(7,203)
Change in minimum pension liability	5,989	(16,786)	5,989	(16,786)
Total other comprehensive gain (loss), net of taxes	(2,305)	(19,233)	7,682	2,216
Comprehensive income	$35,919	$11,263	$141,788	$121,774
Net income applicable to common shares	$38,224	$30,496	$134,106	$119,558
Net income used in diluted EPS calculation	$38,224	$30,496	$134,106	$119,558
Weighted average number of common shares outstanding - basic	109,652	109,249	109,518	109,102
Weighted average number of common shares outstanding - diluted	109,652	109,249	109,518	109,102
Basic earnings per common share	$0.35	$0.28	$1.22	$1.10
Diluted earnings per common share	$0.35	$0.28	$1.22	$1.10
Dividend per common share	$0.16	$0.16	$0.64	$0.64

FirstMerit Corporation Reports Fourth Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME---LINKED QUARTERS

	Quarterly Results
(Unaudited)	2012	2012	2012	2012	2011
(Dollars in thousands, except share data)	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Loans and loans held for sale	$101,086	$103,005	$103,126	$103,082	$107,516
Investment securities	24,280	24,477	25,629	25,998	24,732
Total interest income	125,366	127,482	128,755	129,080	132,248
Interest on deposits:
Interest-bearing	261	243	236	247	237
Savings and money market accounts	5,261	5,166	5,033	5,103	5,998
Certificates and other time deposits	2,287	2,743	3,169	3,524	3,201
Securities sold under agreements to repurchase	303	310	276	268	512
Wholesale borrowings	1,024	1,130	1,118	1,151	1,334
Total interest expense	9,136	9,592	9,832	10,293	11,282
Net interest income	116,230	117,890	118,923	118,787	120,966
Provision for noncovered loan losses	7,116	9,965	8,766	8,129	12,275
Provision for covered loan losses	5,146	6,214	3,430	5,932	2,773
Net interest income after provision for loan losses	103,968	101,711	106,727	104,726	105,918
Other income:
Trust department income	5,662	6,124	5,730	5,627	5,413
Service charges on deposits	14,247	14,603	14,478	14,409	15,622
Credit card fees	11,167	11,006	11,216	10,180	10,182
ATM and other service fees	3,432	3,680	3,890	3,790	3,920
Bank owned life insurance income	3,067	3,094	2,923	3,056	3,381
Investment services and insurance	2,147	2,208	2,388	2,247	1,844
Investment securities gains, net	2,425	553	548	260	5,790
Loan sales and servicing income	7,946	7,255	5,139	6,691	5,102
Other operating income	11,559	6,402	8,989	5,466	8,483
Total other income	61,652	54,925	55,301	51,726	59,737
Other expenses:
Salaries, wages, pension and employee benefits	61,560	58,061	61,598	63,973	62,546
Net occupancy expense	7,114	8,077	7,971	8,592	7,270
Equipment expense	7,398	7,143	7,598	7,104	7,234
Stationery, supplies and postage	2,162	2,210	2,285	2,143	2,719
Bankcard, loan processing and other costs	9,260	8,424	8,858	7,653	7,948
Professional services	6,119	4,702	9,307	3,352	5,763
Amortization of intangibles	444	456	483	483	543
FDIC insurance expense	1,738	1,832	3,463	3,720	5,119
Other operating expense	16,386	17,682	17,514	16,748	24,732
Total other expenses	112,181	108,587	119,077	113,768	123,874
Income before income tax expense	53,439	48,049	42,951	42,684	41,781
Income taxes	15,215	13,096	12,366	12,340	11,285
Net income	38,224	34,953	30,585	30,344	30,496
Other comprehensive income (loss), net of taxes	(2,305)	4,525	3,747	1,715	(19,233)
Comprehensive income	$35,919	$39,478	$34,332	$32,059	$11,263
Net income applicable to common shares	$38,224	$34,953	$30,585	$30,344	$30,496
Net income used in diluted EPS calculation	$38,224	$34,953	$30,585	$30,344	$30,496
Weighted-average common shares - basic	109,652	109,645	109,562	109,211	109,249
Weighted-average common shares - diluted	109,652	109,645	109,562	109,211	109,249
Basic earnings per common share	$0.35	$0.32	$0.28	$0.28	$0.28
Diluted earnings per common share	$0.35	$0.32	$0.28	$0.28	$0.28

FirstMerit Corporation Reports Fourth Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
ASSET QUALITY INFORMATION (excluding Covered Assets)

	(Unaudited)					(Audited)
(Dollars in thousands, except ratios)	Quarterly Periods					Annual Period
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
Allowance for Credit Losses	2012	2012	2012	2012	2011	2011
Allowance for noncovered loan losses, beginning of period	$98,942	$103,849	$103,849	$107,699	$109,187	$114,690
Provision for noncovered loan losses	7,116	9,965	8,766	8,129	12,275	54,035
Charge-offs	12,475	20,999	15,014	17,417	18,984	82,768
Recoveries	5,359	6,127	6,248	5,438	5,221	21,742
Net charge-offs	7,116	14,872	8,766	11,979	13,763	61,026
Allowance for noncovered loan losses, end of period	$98,942	$98,942	$103,849	$103,849	$107,699	$107,699
Reserve for unfunded lending commitments,
beginning of period	$5,760	$5,666	$5,410	$6,373	$6,360	$8,849
Provision for (relief of) credit losses	(327)	94	256	(963)	13	(2,476)
Reserve for unfunded lending commitments,
end of period	$5,433	$5,760	$5,666	$5,410	$6,373	$6,373
Allowance for Credit Losses	$104,375	$104,702	$109,515	$109,259	$114,072	$114,072
Ratios (a)
Provision for loan losses to average loans	0.34%	0.48%	0.44%	0.42%	0.63%	0.73%
Net charge-offs to average loans	0.34%	0.72%	0.44%	0.62%	0.71%	0.82%
Allowance for loan losses to period-end loans	1.13%	1.19%	1.28%	1.32%	1.39%	1.39%
Allowance for credit losses to period-end loans	1.20%	1.26%	1.35%	1.39%	1.47%	1.47%
Allowance for loan losses to nonperforming loans	269.69%	196.66%	222.44%	194.97%	166.64%	166.64%
Allowance for credit losses to nonperforming loans	284.50%	208.11%	234.57%	205.13%	176.50%	176.50%
Asset Quality (a)
Impaired noncovered loans:
Nonaccrual	$21,766	$31,492	$38,381	$44,546	$55,815	$55,815
Other nonperforming loans:
Nonaccrual (b)	14,921	18,819	8,306	8,717	8,816	8,816
Total nonperforming loans	36,687	50,311	46,687	53,263	64,631	64,631
Other real estate ("ORE")	13,537	13,744	14,393	14,670	16,463	16,463
Total nonperforming assets ("NPAs")	$50,224	$64,055	$61,080	$67,933	$81,094	$81,094
NPAs to period-end loans + ORE	0.57%	0.77%	0.75%	0.86%	1.04%	1.04%
Accruing noncovered loans past due 90 days or more	$9,417	$9,691	$6,545	$9,261	$11,376	$11,376

(a) Excludes covered loans and related loss share receivable with a period end balance of $1.0 billion, $1.2 billion, $1.3 billion, $1.4 billion and $1.5 billion and covered ORE and related loss share receivable with a period end balance of $59.9 million, $56.8 million, $54.5 million, $56.4 million and $54.5 million at December 31, 2012, September 30, 2012, June 30, 2012, March 31, 2012 and December 31, 2011, respectively.

(b) At December 31, 2012 and September 30, 2012, included are $7.7 million and $10.6 million, respectively, of consumer loans classified as troubled debt restructurings where the borrower's obligation to the Corporation has been restructured in bankruptcy.

FirstMerit Corporation Reports Fourth Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
NONINTEREST INCOME AND NONINTEREST EXPENSE DETAIL

(Unaudited)
(Dollars in thousands)
	2012	2012	2012	2012	2011
QUARTERLY OTHER INCOME DETAIL	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Trust department income	$5,662	$6,124	$5,730	$5,627	$5,413
Service charges on deposits	14,247	14,603	14,478	14,409	15,622
Credit card fees	11,167	11,006	11,216	10,180	10,182
ATM and other service fees	3,432	3,680	3,890	3,790	3,920
Bank owned life insurance income	3,067	3,094	2,923	3,056	3,381
Investment services and insurance	2,147	2,208	2,388	2,247	1,844
Investment securities gains, net	2,425	553	548	260	5,790
Loan sales and servicing income	7,946	7,255	5,139	6,691	5,102
Other operating income	11,559	6,402	8,989	5,466	8,483
Total Other Income	$61,652	$54,925	$55,301	$51,726	$59,737
	2012	2012	2012	2012	2011
QUARTERLY OTHER EXPENSES DETAIL	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Salaries, wages, pension and employee benefits	$61,560	$58,061	$61,598	$63,973	$62,546
Net occupancy expense	7,114	8,077	7,971	8,592	7,270
Equipment expense	7,398	7,143	7,598	7,104	7,234
Taxes, other than income taxes	1,924	2,051	2,020	1,955	1,389
Stationery, supplies and postage	2,162	2,210	2,285	2,143	2,719
Bankcard, loan processing and other costs	9,260	8,424	8,858	7,653	7,948
Advertising	2,774	2,472	2,280	1,684	2,275
Professional services	6,119	4,702	9,307	3,352	5,763
Telephone	1,230	1,316	1,379	1,398	1,525
Amortization of intangibles	444	456	483	483	543
FDIC insurance expense	1,738	1,832	3,463	3,720	5,119
Other operating expense	10,458	11,843	11,835	11,711	19,543
Total Other Expenses	$112,181	$108,587	$119,077	$113,768	$123,874

FirstMerit Corporation Reports Fourth Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
ALLOWANCE FOR NONCOVERED LOAN LOSSES - Net Charge-off Detail

(Unaudited)	Quarters ended		Year ended
(Dollars in thousands)	December 31,		December 31,
	2012	2011	2012	2011
Allowance for noncovered loan losses - beginning of period	$98,942	$109,187	$107,699	$114,690
Loans charged off:
Commercial	5,081	7,418	28,648	31,943
Mortgage	533	1,033	3,964	4,819
Installment	3,588	5,635	18,029	25,839
Home equity	1,141	2,491	7,249	8,691
Credit cards	1,553	1,711	6,171	7,846
Leases	144	—	144	778
Overdrafts	435	696	1,700	2,852
Total	12,475	18,984	65,905	82,768
Recoveries:
Commercial	1,317	850	5,626	2,703
Mortgage	44	29	235	221
Installment	2,581	2,890	11,635	13,639
Home equity	725	730	2,819	1,985
Credit cards	555	475	2,138	2,264
Manufactured housing	9	56	59	119
Leases	—	2	38	37
Overdrafts	128	189	622	774
Total	5,359	5,221	23,172	21,742
Net charge-offs	7,116	13,763	42,733	61,026
Provision for noncovered loan losses	7,116	12,275	33,976	54,035
Allowance for noncovered loan losses-end of period	$98,942	$107,699	$98,942	$107,699

Average noncovered loans (a)	$8,444,208	$7,673,913	$8,089,317	$7,409,502
Ratio to average noncovered loans (a):
(Annualized) noncovered net charge-offs	0.34%	0.71%	0.53%	0.82%
Provision for noncovered loan losses	0.34%	0.63%	0.42%	0.73%
Noncovered Loans, period-end (a)	$8,731,659	$7,748,944	$8,731,659	$7,748,944

Allowance for credit losses (a):	$104,375	$114,072	$104,375	$114,072
To (annualized) net charge-offs	3.69	2.09	2.44	1.87
Allowance for noncovered loan losses (a):
To period-end noncovered loans	1.13%	1.39%	1.13%	1.39%
To (annualized) net noncovered charge-offs	3.50	1.97	2.32	1.76

(a) Excludes covered loans and loss share receivable.